CONNING MONEY MARKET PORTFOLIO
                                (the "Portfolio")
                                       of
                          Mercantile Mutual Funds, Inc.

                          Supplement dated May 10, 2001
                      to Prospectus dated February 28, 2001


     Firstar Investment Research and Management Company, LLC, the investment adviser to the Portfolio, joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("U.S. Bancorp Piper Jaffray Asset Management"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940.

     As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management became investment adviser to the Portfolio. All other terms of the Portfolio's advisory agreement, including investment advisory fees, remain unchanged. The address of U.S. Bancorp Piper Jaffray Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

     As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates, had more than $116 billion in assets under management, including investment company assets of more than $50 billion.


                         CONNING MONEY MARKET PORTFOLIO
                                (the "Portfolio")
                                       of
                          Mercantile Mutual Funds, Inc.

                          Supplement dated May 10, 2001
         to Statement of Additional Information dated February 28, 2001


     The following replaces the first paragraph under the heading "Investment Adviser and Sub-Adviser" on page 23 of the Statement of Additional Information:

     Firstar Investment Research and Management Company, LLC ("FIRMCO"), the investment adviser to the Portfolio, joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("U.S. Bancorp Piper Jaffray Asset Management"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940.

     As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management became investment adviser to the Portfolio. All other terms of the Portfolio's advisory agreement, including investment advisory fees, remain unchanged. The address of U.S. Bancorp Piper Jaffray Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

     Prior to May 2, 2001, FIRMCO served as investment adviser to the Portfolio as a result of FIRMCO's acquisition of all of the assets and liabilities of the Portfolio's former adviser, Mississippi Valley Advisors Inc. ("MVA"), into FIRMCO on March 1, 2000. On February 27, 2001, Firstar Corporation, the parent company of FIRMCO, merged with U.S. Bancorp and assumed the U.S. Bancorp name. Prior to September 17, 1999, MVA was an indirect wholly-owned subsidiary of Mercantile Bank Corporation Inc. On September 17, 1999, Mercantile Bancorporation Inc. merged into Firstar Corporation.

     For the services provided and expenses assumed pursuant to the investment advisory agreement, U.S. Bancorp Piper Jaffray Asset Management is entitled to receive fees, computed daily and payable monthly, at the annual rate of .40% of the first $1.5 billion of the Portfolio's average daily net assets, .35% of the next $1.0 billion of net assets and .25% of net assets in excess of $2.5 billion. For the December 1, 1999 through October 31, 2000, FIRMCO and/or MVA was paid $326,674 in advisory fees (after waivers). For the same period, FIRMCO and/or MVA waived $350,098 in advisory fees. For the period February 16, 1999 (commencement of operations) through November 30, 1999, MVA was paid $151,273 in advisory fees (after waivers). For the same period, MVA waived $210,114 in advisory fees.

     The first sentence in the first paragraph under the heading "Custodian and Transfer Agent" on page 27 is replaced with the following:

     Firstar Bank, N.A., subsidiary of U.S. Bancorp, with principal offices located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian of the Portfolio's assets.